AMENDMENT TO OPTION AGREEMENT

      The Option Agreement, dated as of March 29, 2005, between Mr. David Stolick and BrainStorm Cell Therapeutics Inc. (the "Option Agreement") is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Option Agreement):

1. Exhibit B of the Option Agreement shall be deleted in its entirety and replaced with the following:

                                             "Exhibit B

                                        Terms of the Option

     Name of the Optionee:                 David Stolick

     Date of the Grant:                    3.29.05

     Designation:                          Capital Gain Option (CGO)

     1. Number of Options granted:         400,000

     2. Purchase Price:                    $0.15

     3.  Vesting Dates:                    36 equal monthly installments
                                           beginning on March 13, 2005

     4.  Expiration Date:                  February 13, 2015 (unless otherwise
                                           adjusted as provided herein)"

2. Except as aforesaid, the Option Agreement shall remain in full force and effect.


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      IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed on the 6th day of February, 2006.


                                        BRAINSTORM CELL THERAPEUTICS INC.


                                            By: /s/ Yoram Drucker
                                                --------------------------------
                                                Name:  Yoram Drucker
                                                Title: Chief Operating Officer


                                        OPTIONEE

                                                /s/ David Stolick
                                                --------------------------------
                                                Name: David Stolick